Exhibit 99.2 Supplemental Information Package 2024 Fourth Quarter and Full Year

Orion Supplemental Information December 31, 2024 Section Page About the Data 3 Forward-Looking Statements 4 Company Overview 6 Balance Sheets 8 Statements of Operations 9 Funds From Operations (FFO), Core FFO and Funds Available for Distribution (FAD) 10 EBITDA, EBITDAre and Adjusted EBITDA 11 Capital Structure 12 Debt Detail 13 Ratio Analysis 14 Credit Facility Revolver Covenants 15 Net Operating Income (NOI) and Cash NOI 16 Leasing Activity 17 Vacant Property Operating Expenses 19 Acquisitions and Dispositions 20 Diversification Statistics: Real Estate Portfolio 21 Tenants Comprising Over 1% of Annualized Base Rent 22 Tenant Industry Diversification 23 Lease Expirations 24 Lease Summary 25 Operating Property Geographic Diversification 26 Operating Property Type 27 Full Portfolio 28 Non-Operating Properties 30 Unconsolidated Joint Venture Investment Summary 31 Definitions 32 Q4 2024 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 2

About the Data This data and other information described herein are as of and for the quarter and year ended December 31, 2024, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the consolidated financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in Orion Properties Inc.'s (the "Company," "Orion," "us," "our" and "we") Annual Report on Form 10-K for the year ended December  31, 2024 and Quarterly Reports on Form 10-Q for the periods ended September 30, 2024, June 30, 2024 and March 31, 2024. On March 5, 2025, the Company changed its name from Orion Office REIT Inc. to Orion Properties Inc. to better describe its broader investment strategy to shift its portfolio concentration over time away from traditional office properties, towards more dedicated use assets that have an office component. The Company defines dedicated use assets as those that include a substantial specialized use component such as government, medical, laboratory and research and development, and flex operations, and would therefore not be considered traditional office properties. As of December 31, 2024, approximately 31.8% of the Company's Annualized Base Rent was derived from properties it deemed dedicated use assets. During the quarter ended December 31, 2024, the Company split the property located in Denver, Colorado containing two buildings into two separate properties for reporting purposes. One of the properties is currently under agreement to be sold and has been designated as a Non-Operating Property as of December 31, 2024. Q4 2024 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 3

Forward-Looking Statements Information set forth herein includes “forward-looking statements” which reflect the Company's expectations and projections regarding future events and plans, future financial condition, results of operations, liquidity and business, including leasing and occupancy, acquisitions, dispositions, rent receipts, expected borrowings and financing costs and the payment of future dividends. Generally, the words "anticipates," "assumes," "believes," "continues," "could," "estimates," "expects," "goals," "intends," "may," "plans," "projects," "seeks," "should," "targets," "will," "guidance," variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are based on information currently available to the Company and involve a number of known and unknown assumptions and risks, uncertainties and other factors, which may be difficult to predict and beyond the Company's control, that could cause actual events and plans or could cause the Company's business, financial condition, liquidity and results of operations to differ materially from those expressed or implied in the forward-looking statements. These factors include, among other things, those discussed below. Information regarding historical rent collections should not serve as an indication of future rent collections. We disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as may be required by law. The following are some, but not all, of the assumptions, risks, uncertainties and other factors that could cause the Company's actual results to differ materially from those presented in the forward-looking statements: • the risk of rising interest rates, including that our borrowing costs may increase and we may be unable to extend or refinance our debt obligations on favorable terms and in a timely manner, or at all; • the risk of inflation, including that our operating costs, such as insurance premiums, utilities, real estate taxes, capital expenditures and repair and maintenance costs, may rise; • conditions associated with the global market, including an oversupply of office space, tenant credit risk and general economic conditions and geopolitical conditions; • the extent to which changes in workplace practices and office space utilization, including remote and hybrid work arrangements, will continue and the impact that may have on demand for office space at our properties; • our ability to acquire new properties, convert certain vacant properties to multi-tenant use and sell non-core assets on favorable terms and in a timely manner, or at all; • risks associated with acquisitions, including the risk that we may not be in a position, or have the opportunity in the future, to make suitable property acquisitions on advantageous terms and/or that such acquisitions will fail to perform as expected; • our assumptions concerning tenant utilization and renewal probability of dedicated use assets, and our ability to successfully execute on our strategy to shift our portfolio concentration over time away from traditional office properties, towards more dedicated use assets; • our ability to comply with the terms of our credit agreements or to meet the debt obligations on our properties; • our ability to access the capital markets to raise additional equity or refinance maturing debt on favorable terms and in a timely manner, or at all; • changes in the real estate industry and in performance of the financial markets and interest rates and our ability to effectively hedge against interest rate changes; • the risk of tenants defaulting on their lease obligations, which is heightened due to our focus on single-tenant properties; • our ability to renew leases with existing tenants or re-let vacant space to new tenants on favorable terms and in a timely manner, or at all; • uncertainty as to whether the new Department of Government Efficiency, or DOGE, will lead to efforts by the General Services Administration to exercise termination options under or otherwise seek to terminate our leases with the United States Government or make it more likely the United States Government terminates the applicable lease at lease expiration; • the cost of rent concessions, tenant improvement allowances and leasing commissions; • the potential for termination of existing leases pursuant to tenant termination rights; • the amount, growth and relative inelasticity of our expenses; • risks associated with the ownership and development of real property; Q4 2024 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 4

• risks accompanying our investment in and the management of OAP/VER Venture, LLC (the “Arch Street Joint Venture”), our unconsolidated joint venture, in which we hold a non-controlling ownership interest, including that our joint venture partner may not be able to contribute its share of capital requirements; • our ability to close pending real estate transactions, which may be subject to conditions that are outside of our control; • we may change our dividend policy at any time, and therefore the amount, timing and continued payment of dividends are not assured; • our properties may be subject to impairment charges; • risks resulting from losses in excess of insured limits or uninsured losses; • risks associated with the potential volatility of our common stock; and • the risk that we may fail to maintain our income tax qualification as a real estate investment trust. Additional factors that may affect future results are contained in the Company's filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law. Q4 2024 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 5

Company Overview (unaudited) Orion is a real estate company incorporated in the state of Maryland on July  1, 2021, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes, commencing with our initial taxable year ended December 31, 2021. Orion is an internally managed REIT engaged in the ownership, acquisition and management of a diversified portfolio of office properties in high-quality suburban markets across the United States and leased primarily on a single-tenant net lease basis to creditworthy tenants. Our portfolio is comprised of traditional office properties, as well as governmental, medical office, flex/ laboratory and R&D and flex/industrial properties. As of December  31, 2024, Orion owned and operated a portfolio of 69 Operating Properties with an aggregate of 7.9 million leasable square feet located within 29 states. In addition, Orion owns a 20% equity interest in one Unconsolidated Joint Venture with an affiliate of Arch Street Capital Partners, which, as of December  31, 2024, owned a portfolio of six properties with an aggregate of 1.0 million leasable square feet located in six states. As of December 31, 2024, approximately 74.4% of our Annualized Base Rent was from Investment-Grade Tenants, our Occupancy Rate was 73.7%, or 73.1% adjusted for two Operating Properties that are currently under agreement to be sold, and our Weighted Average Remaining Lease Term was 5.2 years. Orion's Annualized Base Rent as of December 31, 2024 was approximately $120.3 million. The top tenants, tenant industries and geographic locations of the Company's Operating Properties are outlined in the following sections: "Tenants Comprising Over 1% of Annualized Base Rent," "Tenant Industry Diversification," and "Operating Property Geographic Diversification," respectively. Tenants, Trademarks and Logos Orion is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the tenants or of their products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies. Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 6

Company Overview (continued) Senior Management Board of Directors Paul H. McDowell, Chief Executive Officer, President Reginald H. Gilyard, Non-Executive Chairman, Independent Director Gavin B. Brandon, Executive Vice President, Chief Financial Officer and Treasurer Kathleen R. Allen, Ph.D., Independent Director Christopher H. Day, Executive Vice President, Chief Operating Officer Richard J. Lieb, Independent Director Gary E. Landriau, Executive Vice President, Chief Investment Officer Gregory J. Whyte, Independent Director Paul C. Hughes, General Counsel and Secretary Paul H. McDowell, Chief Executive Officer, President and Director Revea L. Schmidt, Senior Vice President, Chief Accounting Officer Corporate Offices and Contact Information 2398 E. Camelback Road, Suite 1060 122 E. 42nd Street, Suite 5100 Phoenix, AZ 85016 New York, NY 10168 602-698-1002 www.ONLREIT.com   Trading Symbol: ONL   Stock Exchange Listing: New York Stock Exchange   Transfer Agent Computershare Trust Company, N.A. 462 South 4th Street, Suite 1600 Louisville, KY 40202 855-866-0787 Q4 2024 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 7

Balance Sheets (unaudited, in thousands) December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Assets Real estate investments, at cost: Land $ 227,145 $ 234,980 $ 222,730 $ 223,439 $ 223,264 Buildings, fixtures and improvements 1,055,307 1,089,798 1,060,726 1,081,788 1,097,132 Total real estate investments, at cost 1,282,452 1,324,778 1,283,456 1,305,227 1,320,396 Less: accumulated depreciation 177,906 180,683 172,476 165,490 158,791 Total real estate investments, net 1,104,546 1,144,095 1,110,980 1,139,737 1,161,605 Accounts receivable, net 22,833 24,144 23,122 24,942 24,663 Intangible lease assets, net 95,944 101,501 97,977 110,145 126,364 Cash and cash equivalents 15,600 16,564 24,224 23,618 22,473 Real estate assets held for sale, net 9,671 — — — — Other assets, net 87,828 82,567 83,550 87,077 88,828 Total assets $ 1,336,422 $ 1,368,871 $ 1,339,853 $ 1,385,519 $ 1,423,933 Liabilities and Equity Mortgages payable, net $ 371,222 $ 353,373 $ 353,200 $ 353,028 $ 352,856 Credit facility revolver 119,000 130,000 107,000 116,000 116,000 Accounts payable and accrued expenses 31,585 32,237 26,941 23,732 30,479 Below-market lease liabilities, net 20,596 21,328 5,536 6,753 8,074 Distributions payable 5,633 5,595 5,595 5,587 5,578 Other liabilities, net 23,130 24,010 24,090 24,468 23,943 Total liabilities 571,166 566,543 522,362 529,568 536,930 Common stock 56 56 56 56 56 Additional paid-in capital 1,148,223 1,146,924 1,146,199 1,145,264 1,144,636 Accumulated other comprehensive loss (15) (102) (14) (45) (264) Accumulated deficit (384,348) (345,946) (330,136) (290,710) (258,805) Total stockholders' equity 763,916 800,932 816,105 854,565 885,623 Non-controlling interest 1,340 1,396 1,386 1,386 1,380 Total equity 765,256 802,328 817,491 855,951 887,003 Total liabilities and equity $ 1,336,422 $ 1,368,871 $ 1,339,853 $ 1,385,519 $ 1,423,933 Q4 2024 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 8

Statements of Operations (unaudited, in thousands, except per share data) Year Ended Three Months Ended December 31, 2024 December 31, 2023 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Revenues: Rental $ 164,055 $ 194,241 $ 38,161 $ 38,976 $ 39,923 $ 46,995 $ 43,551 Fee income from unconsolidated joint venture 807 800 202 202 201 202 200 Total revenues 164,862 195,041 38,363 39,178 40,124 47,197 43,751 Operating expenses: Property operating 65,151 60,783 16,752 16,643 15,757 15,999 14,446 General and administrative 20,094 18,720 6,133 4,468 4,544 4,949 5,479 Depreciation and amortization 100,820 109,111 17,789 19,913 38,614 24,504 26,055 Impairments 47,552 33,112 22,187 — 5,680 19,685 6,136 Transaction related 539 504 157 105 167 110 148 Total operating expenses 234,156 222,230 63,018 41,129 64,762 65,247 52,264 Other (expenses) income: Interest expense, net (32,637) (29,669) (8,263) (8,170) (8,058) (8,146) (7,928) Gain on disposition of real estate assets — 31 — — — — 13 Loss on extinguishment of debt, net (1,078) (504) — — (1,078) — — Other income, net 987 911 407 208 209 163 273 Equity in loss of unconsolidated joint venture, net (740) (435) (243) (218) (163) (116) (109) Total other (expenses) income, net (33,468) (29,666) (8,099) (8,180) (9,090) (8,099) (7,751) Loss before taxes (102,762) (56,855) (32,754) (10,131) (33,728) (26,149) (16,264) Provision for income taxes (214) (456) 12 (76) (73) (77) 49 Net loss (102,976) (57,311) (32,742) (10,207) (33,801) (26,226) (16,215) Net (income) loss attributable to non- controlling interest (36) 9 (20) (10) — (6) 47 Net loss attributable to common stockholders $ (103,012) $ (57,302) $ (32,762) $ (10,217) $ (33,801) $ (26,232) $ (16,168) Weighted-average shares outstanding - basic and diluted 55,903 56,410 55,950 55,948 55,910 55,803 55,782 Basic and diluted net loss per share attributable to common stockholders $ (1.84) $ (1.02) $ (0.59) $ (0.18) $ (0.60) $ (0.47) $ (0.29) Q4 2024 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 9

Funds From Operations (FFO), Core FFO and Funds Available for Distribution (FAD) (unaudited, in thousands, except per share data) Year Ended Three Months Ended December 31, 2024 December 31, 2023 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Net loss attributable to common stockholders $ (103,012) $ (57,302) $ (32,762) $ (10,217) $ (33,801) $ (26,232) $ (16,168) Adjustments: Depreciation and amortization of real estate assets 100,682 109,011 17,753 19,875 38,582 24,472 26,029 Gain on disposition of real estate assets — (31) — — — — (13) Impairment of real estate 47,552 33,112 22,187 — 5,680 19,685 6,136 Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable 1,856 1,851 464 464 464 464 463 FFO attributable to common stockholders $ 47,078 $ 86,641 $ 7,642 $ 10,122 $ 10,925 $ 18,389 $ 16,447 Transaction related 539 504 157 105 167 110 148 Amortization of deferred financing costs 3,686 3,974 928 920 914 924 933 Amortization of deferred lease incentives, net 509 302 136 126 124 123 115 Equity-based compensation 3,757 2,728 1,307 725 935 790 826 Loss on extinguishment of debt, net 1,078 504 — — 1,078 — — Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable 108 117 22 29 28 29 30 Core FFO attributable to common stockholders $ 56,755 $ 94,770 $ 10,192 $ 12,027 $ 14,171 $ 20,365 $ 18,499 Amortization of above and below market leases, net (1,146) (1,196) (122) (58) (429) (537) (361) Straight-line rental revenue 210 (5,649) (764) 1,283 240 (549) 679 Unconsolidated Joint Venture basis difference amortization 455 474 114 114 113 114 114 Capital expenditures and leasing costs (24,068) (21,312) (8,247) (6,057) (6,319) (3,445) (7,443) Other adjustments, net 340 387 78 80 74 108 116 Proportionate share of Unconsolidated Joint Venture adjustments for the items above, as applicable (82) (157) (17) (22) (22) (21) (36) FAD attributable to common stockholders $ 32,464 $ 67,317 $ 1,234 $ 7,367 $ 7,828 $ 16,035 $ 11,568 Weighted-average shares outstanding - basic 55,903 56,410 55,950 55,948 55,910 55,803 55,782 Effect of weighted-average dilutive securities (1) 74 — 325 236 99 55 37 Weighted-average shares outstanding - diluted 55,977 56,410 56,275 56,184 56,009 55,858 55,819 FFO attributable to common stockholders per diluted share $ 0.84 $ 1.54 $ 0.14 $ 0.18 $ 0.20 $ 0.33 $ 0.29 Core FFO attributable to common stockholders per diluted share $ 1.01 $ 1.68 $ 0.18 $ 0.21 $ 0.25 $ 0.36 $ 0.33 FAD attributable to common stockholders per diluted share $ 0.58 $ 1.19 $ 0.02 $ 0.13 $ 0.14 $ 0.29 $ 0.21 ___________________________________ (1) Dilutive securities include unvested restricted stock units net of assumed repurchases in accordance with the treasury stock method and exclude performance-based restricted stock units for which the thresholds have not been met by the end of the applicable reporting period. Such dilutive securities are not included when calculating net loss per diluted share applicable to the Company for the periods presented above, as the effect would be antidilutive. Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 10

EBITDA, EBITDAre and Adjusted EBITDA (unaudited, in thousands) Year Ended Three Months Ended December 31, 2024 December 31, 2023 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Net loss attributable to common stockholders $ (103,012) $ (57,302) $ (32,762) $ (10,217) $ (33,801) $ (26,232) $ (16,168) Adjustments: Interest expense, net 32,637 29,669 8,263 8,170 8,058 8,146 7,928 Depreciation and amortization 100,820 109,111 17,789 19,913 38,614 24,504 26,055 Provision for income taxes 214 456 (12) 76 73 77 (49) Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable 3,688 3,443 951 975 902 860 864 EBITDA $ 34,347 $ 85,377 $ (5,771) $ 18,917 $ 13,846 $ 7,355 $ 18,630 Gain on disposition of real estate assets — (31) — — — — (13) Impairment of real estate 47,552 33,112 22,187 — 5,680 19,685 6,136 EBITDAre $ 81,899 $ 118,458 $ 16,416 $ 18,917 $ 19,526 $ 27,040 $ 24,753 Transaction related 539 504 157 105 167 110 148 Amortization of above and below market leases, net (1,146) (1,196) (122) (58) (429) (537) (361) Amortization of deferred lease incentives, net 509 302 136 126 124 123 115 Loss on extinguishment of debt, net 1,078 504 — — 1,078 — — Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable (30) (30) (8) (7) (8) (7) (8) Adjusted EBITDA $ 82,849 $ 118,542 $ 16,579 $ 19,083 $ 20,458 $ 26,729 $ 24,647 Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 11

___________________________________ (1) Interest rate for variable rate debt represents the interest rate in effect as of December 31, 2024. (2) Includes $355.0 million securitized mortgage loan secured by 19 of the Company's properties which bears interest at a fixed rate of 4.971% per annum and matures on February 11, 2027. Also includes $18.0 million fixed rate mortgage loan entered into on November 7, 2024 and secured by the San Ramon, California property which the Company acquired in September 2024 (the "San Ramon Loan"). The San Ramon Loan bears interest at a fixed rate of 5.90% per annum and matures on December 1, 2031. (3) The Unconsolidated Joint Venture mortgages payable mature on November 27, 2025, following the Unconsolidated Joint Venture's election of its first option to extend the maturity out 12 months from November 27, 2024. The Unconsolidated Joint Venture has one remaining 12-month option to extend the maturity until November 27, 2026 if certain financial and operating covenants and other customary conditions are satisfied. In connection with the first extension, the Unconsolidated Joint Venture repaid $3.4 million of principal on its mortgages payable to satisfy the 60% maximum loan-to-value extension condition. The Unconsolidated Joint Venture mortgages payable have a variable interest rate which is determined, at the election of the borrower, on the basis of Daily Simple SOFR or a base rate, in the case of a SOFR loan, plus a spread of 1.60% per annum through November 27, 2024 and 2.60% per annum through November 27, 2025, and in the case of a base rate loan, plus a spread of 0.50% per annum. The Unconsolidated Joint Venture entered into interest rate cap agreements to hedge against interest rate volatility on the mortgages payable. Under the agreements, the benchmark rate for the mortgages payable will not exceed 6.00%, effective from May 27, 2024 until November 27, 2024 and 5.50%, effective from November 27, 2024 until November 27, 2025. (4) Under the credit facility revolver, these borrowings which are secured only by a pledge of equity interests of certain of the Company's subsidiaries are treated as unsecured indebtedness. The Company's otherwise unencumbered properties are part of the unencumbered property pool under the credit facility revolver and therefore, generally are not available to simultaneously serve as collateral under other borrowings. (5) The credit facility revolver matures on May 12, 2026. There was $119.0 million outstanding on the credit facility revolver as of December 31, 2024 and it is a variable rate facility with the interest rate determined, at the election of the borrower, on the basis of Daily Simple SOFR, Term SOFR or a base rate, in the case of a SOFR loan, plus 3.35% per annum, and in the case of a base rate loan, plus 2.25% per annum. However, the Company entered into interest rate collar agreements on a total notional amount of $60.0 million to hedge against interest rate volatility on the credit facility revolver. Under the agreements, the benchmark rate for the credit facility revolver will float between 5.50% per annum and 4.20% per annum on $25.0 million, and 5.50% per annum and 4.035% per annum on $35.0 million, effective from November 13, 2023 until May 12, 2025. (6) Liquidity represents cash and cash equivalents of $16.0 million, including the Company's proportionate share of cash from the Unconsolidated Joint Venture, as well as $231.0 million available capacity on the Company's credit facility revolver as of December 31, 2024. Q4 2024 SUPPLEMENTAL INFORMATION Capital Structure (unaudited, dollars and shares in thousands, except per share amounts) See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 12 Capitalization (as of December 31, 2024) Common equity 28.6 % Mortgages payable (2) 51.4 % Credit facility revolver (5) 16.4 % Proportionate share of Unconsolidated Joint Venture debt 3.6 % Fixed vs. Variable Rate Debt Fixed 72.0 % Variable 28.0 % Orion Capitalization Table December 31, 2024 Common stock outstanding 55,952 Stock price $ 3.71 Implied Equity Market Capitalization $ 207,582 Wtd. Avg. Maturity (Years) Wtd Avg. Interest Rate (1) December 31, 2024 Mortgages payable (2) 2.3 5.02% $ 373,000 Proportionate share of Unconsolidated Joint Venture debt (3) 0.9 7.17% 26,329 Total secured debt 2.2 5.16% $ 399,329 Total unsecured credit facility revolver (4) (5) 1.4 7.66% $ 119,000 Total Principal Outstanding 2.0 5.73% $ 518,329 Total Capitalization $ 725,911 Cash and cash equivalents 15,600 Proportionate share of Unconsolidated Joint Venture cash and cash equivalents 425 Enterprise Value $ 709,886 Net Debt/Enterprise Value 70.8 % Net Debt/Gross Real Estate Investments 32.3 % Full Year Fixed Charge Coverage Ratio 2.67x Liquidity (6) $ 247,025 Net Debt/Annualized Most Recent Quarter Adjusted EBITDA 7.57x Net Debt/Full Year Adjusted EBITDA 6.06x

Debt Detail (unaudited, dollars in thousands) Principal Payments Due Total 2025 2026 2027 Thereafter Credit facility revolver (1) $ 119,000 $ — $ 119,000 $ — $ — Mortgages payable (2) 373,000 — — 355,000 18,000 Proportionate share of Unconsolidated Joint Venture debt (3) 26,329 26,329 — — — Total Principal Outstanding $ 518,329 $ 26,329 $ 119,000 $ 355,000 $ 18,000 Debt Type Percentage of Principal Outstanding Weighted-Average Interest Rate (4) Weighted-Average Years to Maturity Credit facility revolver (1) 23.0% 7.66% 1.4 Mortgages payable (2) 72.0% 5.02% 2.3 Proportionate share of Unconsolidated Joint Venture debt (3) 5.0% 7.17% 0.9 Total 100.0% 5.73% 2.0 Total unsecured debt 23.0% 7.66% 1.4 Total secured debt 77.0% 5.16% 2.3 Total 100.0% 5.73% 2.0 Total fixed-rate debt 72.0% 5.02% 2.3 Total variable-rate debt 28.0% 7.57% 1.3 Total 100.0% 5.73% 2.0 ___________________________________ (1) The credit facility revolver matures on May 12, 2026. There was $119.0 million outstanding on the credit facility revolver as of December 31, 2024 and it is a variable rate facility with the interest rate determined, at the election of the borrower, on the basis of Daily Simple SOFR, Term SOFR or a base rate, in the case of a SOFR loan, plus 3.35% per annum, and in the case of a base rate loan, plus 2.25% per annum. However, the Company entered into interest rate collar agreements on a total notional amount of $60.0 million to hedge against interest rate volatility on the credit facility revolver. Under the agreements, the benchmark rate for the credit facility revolver will float between 5.50% per annum and 4.20% per annum on $25.0 million, and 5.50% per annum and 4.035% per annum on $35.0 million, effective from November 13, 2023 until May 12, 2025. (2) Includes $355.0 million securitized mortgage loan secured by 19 of the Company's properties which bears interest at a fixed rate of 4.971% per annum and matures on February 11, 2027. Also includes $18.0 million fixed rate mortgage loan entered into on November 7, 2024 and secured by the San Ramon, California property which the Company acquired in September 2024 (the "San Ramon Loan"). The San Ramon Loan bears interest at a fixed rate of 5.90% per annum and matures on December 1, 2031. (3) The Unconsolidated Joint Venture mortgages payable mature on November 27, 2025, following the Unconsolidated Joint Venture's election of its first option to extend the maturity out 12 months from November 27, 2024. The Unconsolidated Joint Venture has one remaining 12-month option to extend the maturity until November 27, 2026 if certain financial and operating covenants and other customary conditions are satisfied. In connection with the first extension, the Unconsolidated Joint Venture repaid $3.4 million of principal on its mortgages payable to satisfy the 60% maximum loan-to-value extension condition. The Unconsolidated Joint Venture mortgages payable have a variable interest rate which is determined, at the election of the borrower, on the basis of Daily Simple SOFR or a base rate, in the case of a SOFR loan, plus a spread of 1.60% per annum through November 27, 2024 and 2.60% per annum through November 27, 2025, and in the case of a base rate loan, plus a spread of 0.50% per annum. The Unconsolidated Joint Venture entered into interest rate cap agreements to hedge against interest rate volatility on the mortgages payable. Under the agreements, the benchmark rate for the mortgages payable will not exceed 6.00%, effective from May 27, 2024 until November 27, 2024 and 5.50%, effective from November 27, 2024 until November 27, 2025. (4) Interest rate for variable rate debt represents the interest rate in effect as of December 31, 2024. Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 13

Ratio Analysis (unaudited, dollars in thousands) Year Ended Three Months Ended December 31, 2024 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Interest Coverage Ratio Interest Expense, excluding non-cash amortization (1) $ 30,671 $ 7,799 $ 7,731 $ 7,553 $ 7,588 $ 7,365 Adjusted EBITDA (2) 82,849 16,579 19,083 20,458 26,729 24,647 Interest Coverage Ratio 2.70x 2.13x 2.47x 2.71x 3.52x 3.35x Fixed Charge Coverage Ratio Interest Expense, excluding non-cash amortization (1) $ 30,671 $ 7,799 $ 7,731 $ 7,553 $ 7,588 $ 7,365 Secured debt principal amortization — — — — — — Proportionate share of Unconsolidated Joint Venture adjustments for secured debt principal amortization 325 141 138 46 — — Total fixed charges 30,996 7,940 7,869 7,599 7,588 7,365 Adjusted EBITDA (2) 82,849 16,579 19,083 20,458 26,729 24,647 Fixed Charge Coverage Ratio 2.67x 2.09x 2.43x 2.69x 3.52x 3.35x ___________________________________ (1) Refer to the Statements of Operations section for interest expense calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure. (2) Refer to the Statements of Operations section for net loss calculated in accordance with GAAP and to the EBITDA, EBITDAre and Adjusted EBITDA section for the required reconciliation to the most directly comparable GAAP financial measure. December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Net Debt Ratios Net Debt (1) $ 502,304 $ 494,833 $ 464,342 $ 474,081 $ 475,209 Annualized Most Recent Quarter Adjusted EBITDA 66,316 76,332 81,832 106,916 98,588 Net Debt to Annualized Most Recent Quarter Adjusted EBITDA Ratio 7.57x 6.48x 5.67x 4.43x 4.82x Net Debt (1) $ 502,304 $ 494,833 $ 464,342 $ 474,081 $ 475,209 Year-to-Date Adjusted EBITDA (2) 82,849 88,360 94,374 106,916 118,542 Net Debt to Year-to-Date Adjusted EBITDA Ratio 6.06x 5.60x 4.92x 4.43x 4.01x Net Debt (1) $ 502,304 $ 494,833 $ 464,342 $ 474,081 $ 475,209 Gross Real Estate Investments (1) 1,555,562 1,605,300 1,595,860 1,632,914 1,668,352 Net Debt Leverage Ratio 32.3% 30.8% 29.1% 29.0% 28.5 % Unencumbered Assets/Real Estate Assets Unencumbered Gross Real Estate Investments (1) $ 909,312 $ 992,544 $ 983,429 $ 1,021,402 $ 1,060,660 Gross Real Estate Investments (1) 1,555,562 1,605,300 1,595,860 1,632,914 1,668,352 Unencumbered Asset Ratio 58.5% 61.8% 61.6% 62.6% 63.6% ___________________________________ (1) Refer to the Balance Sheets section for total debt and real estate investments, at cost calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure. The Company's otherwise unencumbered properties are part of the unencumbered property pool under the credit facility revolver and therefore, generally are not available to simultaneously serve as collateral under other borrowings. (2) Year-to-date Adjusted EBITDA for the three months ended September 30, 2024, June 30, 2024 and March 31, 2024 have been annualized for the purpose of this calculation. Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 14

Credit Facility Revolver Covenants (unaudited) The following is a summary of financial covenants for the Company's credit facility revolver as defined and calculated per the terms of the facility's credit agreement. These calculations are presented to investors to show the Company's compliance with the financial covenants and are not measures of our liquidity or performance. As of December 31, 2024, the Company believes it was in compliance with these covenants based on the covenant limits and calculations in place at that time. Credit Facility Revolver Financial Covenants Required December 31, 2024 Ratio of total indebtedness to total asset value ≤ 60% 40.3% Ratio of adjusted EBITDA to fixed charges ≥ 1.5x 2.14x Ratio of secured indebtedness to total asset value ≤ 40% 31.1% Ratio of unsecured indebtedness to unencumbered asset value ≤ 60% (1) 15.7% Ratio of unencumbered adjusted NOI to unsecured interest expense ≥ 2.00x 5.10x Unencumbered asset value ≥ $500.0 million $753.7 million ___________________________________ (1) If the ratio of unsecured indebtedness to unencumbered asset value exceeds 35% as of the end of two consecutive fiscal quarters, the Company will be required, within 90 days and subject to cure rights, to grant the administrative agent a first priority lien on all the properties included in the pool of unencumbered assets (other than properties identified for disposition by the Company so long as such properties are sold within one year of such identification). Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 15

Net Operating Income (NOI) and Cash NOI (unaudited, dollars in thousands) Year Ended Three Months Ended December 31, 2024 December 31, 2023 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Rental revenue: Cash rental revenue $ 117,953 $ 141,471 $ 26,821 $ 29,148 $ 30,306 $ 31,678 $ 33,466 Fixed reimbursements 5,881 5,956 1,459 1,531 1,445 1,446 1,436 Variable reimbursements 35,897 36,010 8,446 8,786 7,469 11,196 7,646 Straight-line rental revenue (210) 5,649 764 (1,283) (240) 549 (679) Amortization of above and below market leases, net 1,146 1,196 122 58 429 537 361 Amortization of deferred lease incentives, net (509) (302) (136) (126) (124) (123) (115) Other rental revenue 3,897 4,261 685 862 638 1,712 1,436 Total rental revenue 164,055 194,241 38,161 38,976 39,923 46,995 43,551 Property operating expense (65,151) (60,783) (16,752) (16,643) (15,757) (15,999) (14,446) NOI 98,904 133,458 $ 21,409 $ 22,333 $ 24,166 $ 30,996 $ 29,105 Adjustments: Straight-line rental revenue 210 (5,649) (764) 1,283 240 (549) 679 Amortization of above and below market leases, net (1,146) (1,196) (122) (58) (429) (537) (361) Amortization of deferred lease incentives, net 509 302 136 126 124 123 115 Other non-cash adjustments 192 192 48 48 48 48 49 Proportionate share of Unconsolidated Joint Venture Cash NOI 3,471 3,454 859 877 855 880 868 Cash NOI $ 102,140 $ 130,561 $ 21,566 $ 24,609 $ 25,004 $ 30,961 $ 30,455 Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 16

Leasing Activity (unaudited, square feet and dollars in thousands) During the periods indicated below, we entered into new and renewal leases as summarized in the following tables: Three Months Ended December 31, 2024 New Leases Renewals Total Number of leases 2 1 3 Rentable square feet leased 138 116 254 Weighted average rental rate change (cash basis) (1) (9.7) % (43.8) % (30.2) % Tenant rent concessions and leasing costs (2) $ 7,326 $ 11,970 $ 19,296 Tenant rent concessions and leasing costs per rentable square foot (3) $ 53.06 $ 103.40 $ 76.02 Weighted average lease term (by rentable square feet) (years) 10.9 13.0 11.8 Tenant rent concessions and leasing costs per rentable square foot per year $ 4.88 $ 7.95 $ 6.42 Three Months Ended December 31, 2023 New Leases Renewals Total Number of leases 1 2 3 Rentable square feet leased 3 129 132 Weighted average rental rate change (cash basis) (1) (4) N/A (4.8) % (4.8) % Tenant rent concessions and leasing costs (2) $ 133 $ 2,147 $ 2,280 Tenant rent concessions and leasing costs per rentable square foot (3) $ 45.00 $ 16.55 $ 17.18 Weighted average lease term (by rentable square feet) (years) 10.0 8.5 8.5 Tenant rent concessions and leasing costs per rentable square foot per year $ 4.50 $ 1.95 $ 2.02 ____________________________________ (1) Represents weighted average percentage increase or decrease in (i) the annualized monthly cash amount charged to the applicable tenants (including monthly base rent receivables and certain fixed contractually obligated reimbursements by the applicable tenants, which may include estimates) as of the commencement date of the new lease term (excluding any full or partial rent abatement period) compared to (ii) the annualized monthly cash amount charged to the applicable tenants (including the monthly base rent receivables and certain fixed contractually obligated reimbursements by the applicable tenants, which may include estimates) as of the expiration date of the prior lease term. Contractually obligated reimbursements include estimated amortization of certain landlord funded improvements under our United States Government leases. If a space has been or will be vacant for more than 12 months prior to the commencement of a new lease or was previously otherwise not generating full cash rental revenue, the lease will be excluded from the rental rate change calculation. (2) Includes tenant improvement allowances and base building allowances, leasing commissions and rent concessions (includes estimates of property operating expenses, where applicable). Beginning in 2024, the Company has updated this calculation to also include estimates for certain reimbursable and non-reimbursable landlord funded improvements, and has applied this change retrospectively for comparison purposes. For its multi-tenant properties, the Company has allocated the estimated cost of landlord funded improvements that benefit the property generally and/or the common areas and not the tenant's premises in particular, to the applicable lease based on square footage of the related tenant. (3) There were no reimbursable landlord funded improvements or tenant improvement allowances included in the tenant rent concessions and leasing costs for the three months ended December 31, 2024 and 2023. (4) Excludes one new lease for approximately 3,000 square feet for the three months ended December 31, 2023 that had been or will be vacant for more than 12 months at the time the new lease commences. Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 17

Leasing Activity (continued) (unaudited, square feet and dollars in thousands) During the periods indicated below, we entered into new and renewal leases as summarized in the following tables: Year Ended December 31, 2024 New Leases Renewals Total Number of leases 6 9 15 Rentable square feet leased 287 799 1,086 Weighted average rental rate change (cash basis) (1) (2) (9.7) % (6.6) % (7.0) % Tenant rent concessions and leasing costs (3) $ 27,268 $ 19,607 $ 46,875 Tenant rent concessions and leasing costs per rentable square foot (4) $ 94.86 $ 24.54 $ 43.14 Weighted average lease term (by rentable square feet) (years) (5) 10.5 6.9 7.9 Tenant rent concessions and leasing costs per rentable square foot per year $ 9.00 $ 3.55 $ 5.48 Year Ended December 31, 2023 New Leases Renewals Total Number of leases 4 5 9 Rentable square feet leased 21 240 261 Weighted average rental rate change (cash basis) (1) (2) (19.8) % 6.8% 5.3 % Tenant rent concessions and leasing costs (3) $ 932 $ 3,211 $ 4,143 Tenant rent concessions and leasing costs per rentable square foot (4) $ 44.30 $ 13.36 $ 15.85 Weighted average lease term (by rentable square feet) (years) (5) 8.1 9.1 9.0 Tenant rent concessions and leasing costs per rentable square foot per year $ 5.45 $ 1.47 $ 1.76 ____________________________________ (1) Represents weighted average percentage increase or decrease in (i) the annualized monthly cash amount charged to the applicable tenants (including monthly base rent receivables and certain fixed contractually obligated reimbursements by the applicable tenants, which may include estimates) as of the commencement date of the new lease term (excluding any full or partial rent abatement period) compared to (ii) the annualized monthly cash amount charged to the applicable tenants (including the monthly base rent receivables and certain fixed contractually obligated reimbursements by the applicable tenants, which may include estimates) as of the expiration date of the prior lease term. Contractually obligated reimbursements include estimated amortization of certain landlord funded improvements under our United States Government leases. If a space has been or will be vacant for more than 12 months prior to the commencement of a new lease or was previously otherwise not generating full cash rental revenue, the lease will be excluded from the rental rate change calculation. (2) Excludes four new leases for approximately 149,000 square feet and two new leases for approximately 7,000 square feet for the years ended December 31, 2024 and 2023, respectively, that had been or will be vacant for more than 12 months at the time the new lease commences. (3) Includes tenant improvement allowances and base building allowances, leasing commissions and rent concessions (includes estimates of property operating expenses, where applicable). Beginning in 2024, the Company has updated this calculation to also include estimates for certain reimbursable and non-reimbursable landlord funded improvements, and has applied this change retrospectively for comparison purposes. For its multi-tenant properties, the Company has allocated the estimated cost of landlord funded improvements that benefit the property generally and/or the common areas and not the tenant's premises in particular, to the applicable lease based on square footage of the related tenant. (4) Includes reimbursable landlord funded improvements and reimbursable tenant improvement allowances per rentable square foot of $23.43 for new leases, $0.34 for renewals and $4.65 in total for the year ended December 31, 2024. There were no reimbursable landlord funded improvements or reimbursable tenant improvement allowances for the year ended December 31, 2023. (5) Weighted average lease term does not include specified periods of the stated lease term during which a tenant has the right to terminate their space without a termination fee, or "non-firm terms." The total weighted average lease term for new leases and renewals executed during the years ended December 31, 2024 and 2023, would be 8.6 years and 10.6 years, respectively, if such non-firm terms were included. Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 18

Vacant Property Operating Expenses (unaudited, in thousands for the year ended December 31, 2024) Square Feet Total Expenses Operating Properties Fully vacant - full period 647 $ 4,012 Fully vacant - partial period (1) 1,353 6,658 Fully vacant subtotal (2) 2,000 10,670 Partially vacant (3) 398 2,985 Total 2,398 $ 13,655 Non-Operating Properties Fully vacant - full period N/A $ 5,655 Grand Total $ 19,310 ____________________________________ (1) Represents five Operating Properties that became fully vacant, one that was disposed and one that became partially occupied during the year ended December 31, 2024. (2) The Company had 11 fully vacant Operating Properties as of December 31, 2024. All expenses are a component of property operating expenses in the consolidated statements of operations and represent expenses we do not expect to be reimbursed. (3) The Company does not record property operating expenses at the suite level; therefore, the total expenses for the year ended December 31, 2024 for partially vacant properties are estimated by multiplying the vacant square feet of the partially vacant properties by the total annualized expenses per square foot for fully vacant properties and prorating for the year ended December 31, 2024. Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 19

Acquisitions and Dispositions (unaudited, square feet and dollars in thousands) Acquisitions The following table summarizes the Company's acquisition activity during the year ended December 31, 2024. Date Purchased Property Location Square Feet Gross Purchase Price Lease Term (Years) Cash Capitalization Rate Average Capitalization Rate 9/11/2024 San Ramon, CA 97 $34,600 15.0 7.4% 9.2% Dispositions The following table summarizes the Company's disposition activity during the year ended December 31, 2024. Date Sold Property Location Square Feet Gross Sale Price Lease Term (Years) 5/29/2024 St. Charles, MO 96 $2,100 Vacant 11/4/2024 Dublin, OH 68 3,160 Vacant Total 164 $5,260 Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 20

___________________________________________________ Q4 2024 SUPPLEMENTAL INFORMATION Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Base Rent excluding Non-Operating Properties as of December 31, 2024, other than Occupancy Rate and Leased Rate which are based on Rentable Square Feet as of December 31, 2024) See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 21 Tenant Diversification 16.3% 9.4% 4.9% 4.0% 3.7% 3.4% 3.2% 3.1% 3.0% 2.9% General Services Administration Bank of America Coterra Energy Cigna/Express Scripts MDC Holdings Inc. T-Mobile Charter Communications Banner Life Insurance Encompass Health Collins Aerospace Geographic Diversification 16.5% 12.5% 8.7% 7.1% 6.8% 5.8% 5.1% 4.0% 3.9% 3.9% Texas New Jersey Kentucky Colorado California Oklahoma New York Maryland Tennessee Georgia Industry Diversification 16.8% 13.4% 11.4% 11.0% 7.5% 7.0% 6.0% 4.9% 4.6% 4.2% Government & Public Services Health Care Equipment & Services Financial Institutions Capital Goods Consumer Durables & Apparel Materials Telecommunication Services Energy Commercial & Professional Services Software & Services Lease Expirations 13.5% 12.9% 13.7% 17.5% 5.1% 5.9% 0.4% 3.2% 5.3% 2.1% 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Statistics (square feet and dollars in thousands) Operating Properties 69 Unconsolidated Joint Venture Properties 6 Rentable Square Feet 8,112 Annualized Base Rent $ 120,293 Occupancy Rate 73.7 % Leased Rate 74.7 % Weighted Average Remaining Lease Term 5.2 Investment-Grade Tenants 74.4 % NN leases 62.7 % NNN leases 13.0%

Tenants Comprising Over 1% of Annualized Base Rent (unaudited, square feet and dollars in thousands as of December 31, 2024) Tenant Number of Leases Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent Credit Rating General Services Administration 15 725 8.9% $ 19,631 16.3 % AA+ Bank of America 1 482 5.9% 11,260 9.4 % A- Coterra Energy 1 309 3.8% 5,866 4.9 % BBB Cigna/Express Scripts 2 274 3.4% 4,770 4.0 % A- MDC Holdings Inc. 1 144 1.8% 4,473 3.7 % BBB T-Mobile 3 217 2.7% 4,065 3.4 % BBB Charter Communications 2 264 3.3% 3,803 3.2 % BB+ Banner Life Insurance 1 116 1.4% 3,670 3.1 % A Encompass Health 1 65 0.8% 3,575 3.0 % BB Collins Aerospace 1 207 2.6% 3,440 2.9 % BBB+ Top Ten Tenants 28 2,803 34.6% 64,553 53.9 % Remaining Tenants: Home Depot/HD Supply 2 153 1.9% 3,292 2.7 % A AT&T 1 203 2.5% 3,137 2.6 % BBB Ingram Micro 1 170 2.1% 2,985 2.5 % BB- Linde 1 175 2.2% 2,800 2.3 % A Maximus 2 168 2.1% 2,610 2.2 % BB+ Citigroup 1 64 0.8% 2,513 2.1 % BBB+ Hasbro 1 136 1.7% 2,446 2.0 % BBB Valent U.S.A. 1 97 1.2% 2,417 2.0 % NR CVS/Aetna 1 127 1.6% 2,403 2.0 % BBB GE Vernova 1 152 1.9% 2,055 1.7 % BBB- Pulte Mortgage 1 95 1.2% 2,053 1.7 % BBB NetJets 1 140 1.7% 2,015 1.7 % NR Elementis 1 66 0.8% 1,980 1.6 % NR Day Pitney 1 56 0.7% 1,783 1.5 % NR FedEx 1 90 1.1% 1,744 1.4 % BBB AGCO 1 126 1.6% 1,607 1.3 % BBB- Intermec 1 81 1.0% 1,503 1.2 % A Abbott Laboratories 1 131 1.6% 1,412 1.2 % AA- Becton Dickinson 1 72 0.9% 1,397 1.2 % BBB Ifm Efector 1 45 0.6% 1,345 1.1 % NR Peraton 1 33 0.4% 1,184 1.0 % B- Total 51 5,183 64.2% $ 109,234 90.9 % Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 22

Tenant Industry Diversification (unaudited, square feet and dollars in thousands as of December 31, 2024) Government & Public Services 17 769 9.5% $ 20,179 16.8 % Health Care Equipment & Services 10 846 10.4% 16,158 13.4 % Financial Institutions 2 546 6.7% 13,772 11.4 % Capital Goods 10 846 10.4% 13,207 11.0 % Consumer Durables & Apparel 3 375 4.6% 8,971 7.5 % Materials 5 462 5.7% 8,378 7.0 % Telecommunication Services 5 420 5.2% 7,202 6.0 % Energy 1 309 3.8% 5,866 4.9 % Commercial & Professional Services 10 281 3.5% 5,516 4.6 % Software & Services 3 263 3.3% 5,056 4.2 % Top Ten Tenant Industries 66 5,117 63.1% 104,305 86.8 % Remaining Tenant Industries: Transportation 4 279 3.5% 4,536 3.8 % Media & Entertainment 2 264 3.3% 3,803 3.2 % Insurance 1 116 1.4% 3,671 3.0 % Retailing 3 157 1.9% 3,368 2.8 % Utilities 1 25 0.3% 394 0.3 % Restaurant 4 15 0.2% 168 0.1 % Real Estate 1 2 — % 48 — % Total 82 5,975 73.7% $ 120,293 100.0 % Industry Number of Leases (1) Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent __________________________________ (1) The Company has certain Operating Properties that are subject to multiple leases. Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 23

Lease Expirations (unaudited, square feet and dollars in thousands as of December 31, 2024) Year of Expiration Number of Leases Expiring (1) Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent 2025 9 859 10.6% $ 16,200 13.5% 2026 15 688 8.5% 15,572 12.9% 2027 13 973 12.0% 16,524 13.7% 2028 12 992 12.2% 21,091 17.5% 2029 5 398 4.9% 6,174 5.1% 2030 6 214 2.7% 7,094 5.9% 2031 1 11 0.1% 431 0.4% 2032 3 300 3.7% 3,875 3.2% 2033 3 358 4.4% 6,364 5.3% 2034 4 172 2.1% 2,532 2.1 % Thereafter 11 1,010 12.5% 24,436 20.4 % Total 82 5,975 73.7% $ 120,293 100.0% __________________________________ (1) The Company has certain Operating Properties that are subject to multiple leases. Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 24

Lease Summary (unaudited, square feet and dollars in thousands as of December 31, 2024) Rent Escalations Number of Leases (1) Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent Fixed Dollar or Percent Increase 59 5,030 62.0% $ 95,666 79.6 % GSA CPI 14 689 8.5% 18,890 15.7 % CPI 2 145 1.8% 4,015 3.3 % Flat 7 111 1.4% 1,722 1.4 % Total 82 5,975 73.7% $ 120,293 100.0 % Tenant Expense Obligations Number of Leases (1) Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent NN 48 4,079 50.3% $ 75,417 62.7 % Modified Gross 20 1,027 12.7% 29,100 24.2 % NNN 11 861 10.6% 15,679 13.0 % Gross 3 8 0.1% 97 0.1 % Total 82 5,975 73.7% $ 120,293 100.0% __________________________________ (1) The Company has certain Operating Properties that are subject to multiple leases. Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 25

Operating Property Geographic Diversification (unaudited, square feet and dollars in thousands as of December 31, 2024) Texas 15 1,352 16.7% $ 19,910 16.5 % New Jersey 3 714 8.8% 15,023 12.5 % Kentucky 2 458 5.6% 10,470 8.7 % Colorado 4 452 5.6% 8,581 7.1 % California 4 341 4.2% 8,144 6.8 % Oklahoma 3 585 7.2% 7,017 5.8 % New York 6 781 9.6% 6,151 5.1 % Maryland 2 236 2.9% 4,756 4.0 % Tennessee 4 240 3.0% 4,708 3.9 % Georgia 3 284 3.5% 4,669 3.9 % Top Ten States 46 5,443 67.1% 89,429 74.3 % Remaining States: Virginia 2 240 3.0% 4,623 3.8 % Missouri 2 207 2.5% 2,981 2.5 % South Carolina 1 64 0.8% 2,513 2.1 % Ohio 2 169 2.1% 2,463 2.0 % Rhode Island 2 206 2.5% 2,446 2.0 % Wisconsin 1 155 1.9% 2,357 2.0 % Illinois 2 163 2.0% 2,240 1.9 % Iowa 2 92 1.1% 2,001 1.7 % West Virginia 1 63 0.8% 1,457 1.2 % Nebraska 2 180 2.2% 1,411 1.2 % Pennsylvania 2 233 2.9% 1,345 1.1 % Oregon 1 69 0.9% 1,165 1.0 % Kansas 2 196 2.4% 1,075 0.9 % Massachusetts 2 378 4.7% 742 0.6 % Idaho 1 35 0.4% 741 0.6 % Indiana 1 83 1.0% 581 0.5 % Minnesota 1 39 0.5% 493 0.4 % Florida 1 6 0.1% 230 0.2 % Arizona 1 91 1.1% — — % Total 75 8,112 100.0% $ 120,293 100.0 % Location Number of Properties Rentable Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 26

Operating Property Type (unaudited, square feet and dollars in thousands as of December 31, 2024) Property Type Number of Properties Rentable Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent Traditional Office 46 6,081 75.0% $ 82,001 68.2 % Governmental 16 789 9.7% 20,269 16.8 % Flex/Industrial 7 819 10.1% 8,238 6.8 % Flex/Laboratory and R&D 4 268 3.3% 6,210 5.2 % Medical Office 2 155 1.9% 3,575 3.0 % Total 75 8,112 100.0% $ 120,293 100.0 % Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 27

Full Portfolio (1) (unaudited, as of December 31, 2024) Commercial & Professional Services 4335 Paredes Line Road Brownsville, TX 78 100.0% 100.0% 3.4 $ 1,535 Telecommunication Services 3750 Wheeler Road Augusta, GA 78 100.0% 100.0% 2.8 1,746 Telecommunication Services 4080 27th Court SE Salem, OR 69 100.0% 100.0% 2.3 1,165 Financial Institutions 11 eWall Street Mount Pleasant, SC 64 100.0% 100.0% 0.8 2,513 Health Care Equipment & Services 8455 University Place Drive St. Louis, MO 181 100.0% 100.0% 4.0 2,587 Government & Public Services 2305 Hudson Boulevard Brownsville, TX 11 100.0% 100.0% 9.1 347 Government & Public Services 257 Bosley Industrial Park Parkersburg, WV 63 100.0% 100.0% 14.4 1,457 Government & Public Services 2805 Pine Mill Road Paris, TX 11 100.0% 100.0% 6.7 431 Government & Public Services 3381 U.S. Highway 277 Eagle Pass, TX 20 100.0% 100.0% 13.3 550 Government & Public Services 2475 Cliff Creek Crossing Drive Dallas, TX 17 100.0% 100.0% 5.8 678 Government & Public Services 3644 Avtech Parkway Redding, CA 44 100.0% 100.0% 1.8 1,348 Government & Public Services 5100 W 36th Street Minneapolis, MN 39 100.0% 100.0% 5.3 493 Government & Public Services 4551 State Route 11 (E) Malone, NY 29 100.0% 100.0% 1.5 1,139 Government & Public Services 2600 Voyager Avenue Sioux City, IA 11 100.0% 100.0% 1.6 499 Government & Public Services 135 Circle Lane Knoxville, TN 26 100.0% 100.0% 1.6 740 Health Care Equipment & Services 2304 State Highway 121 Bedford, TX 65 100.0% 100.0% 5.8 3,575 Government & Public Services 3369 U.S. Highway 277 Eagle Pass, TX 9 100.0% 100.0% 14.1 307 Transportation 942 S. Shady Grove Road Memphis, TN 90 100.0% 100.0% 10.0 1,744 Transportation 4151 Bridgeway Avenue Columbus, OH 140 100.0% 100.0% 7.3 2,015 Capital Goods 601 Third Street SE Cedar Rapids, IA 81 100.0% 100.0% 3.2 1,502 Consumer Durables & Apparel 15 LaSalle Square Providence, RI 136 100.0% 100.0% 0.1 2,446 Materials 100 Sci Park Boulevard East Windsor, NJ 66 100.0% 100.0% 2.3 1,980 Media & Entertainment 6005 Fair Lakes Road East Syracuse, NY 109 100.0% 100.0% 0.9 1,447 Government & Public Services 310 Canaveral Groves Boulevard Cocoa, FL 6 100.0% 100.0% 0.2 230 Government & Public Services 103 & 104 Airport Road Grangeville, ID 35 100.0% 100.0% 2.8 741 Government & Public Services 2901 Alta Mesa Boulevard Fort Worth, TX 16 100.0% 100.0% 1.1 588 Government & Public Services 59 Dunning Way Plattsburgh, NY 13 100.0% 100.0% 8.8 580 Vacant 480 Jefferson Boulevard Warwick, RI 70 — % — % — — Capital Goods 1800 Nelson Road Longmont, CO 152 100.0% 100.0% 9.8 2,055 Health Care Equipment & Services 1850 Norman Drive North Waukegan, IL 130 100.0% 100.0% 7.5 1,412 Health Care Equipment & Services 1333 - 1385 East Shaw Avenue Fresno, CA 127 100.0% 100.0% 2.0 2,403 Telecommunication Services 2270 Lakeside Boulevard Richardson, TX 203 100.0% 100.0% 2.3 3,137 Health Care Equipment & Services 5859 Farinon Drive San Antonio, TX 96 76.0% 76.0% 1.3 1,397 Energy 202 S. Cheyenne Tulsa, OK 330 97.0% 97.0% 0.6 5,971 Vacant 7475 S. Joliet Street Englewood, CO 60 — % — % — — Consumer Durables & Apparel 4350 South Monaco Street Denver, CO 145 100.0% 100.0% 1.8 4,473 Vacant 2250 Lakeside Boulevard Richardson, TX 116 — % — % — — Commercial & Professional Services 3833 Greenway Drive Lawrence, KS 90 100.0% 100.0% 3.4 1,075 Vacant 2201 Noria Road Lawrence, KS 106 — % — % — — Materials 1585 Sawdust Road The Woodlands, TX 175 100.0% 100.0% 8.4 2,800 Consumer Durables & Apparel 7390 S. Iola Street Englewood, CO 95 100.0% 100.0% 0.6 2,053 Vacant 41 Moores Road Malvern, PA 188 — % — % — — Media & Entertainment 1254 - 1320 N. Dr. MLK Jr. Drive Milwaukee, WI 155 100.0% 100.0% 2.5 2,357 Telecommunication Services 695 Grassmere Park Nashville, TN 69 100.0% 100.0% 2.1 1,154 Industry Address Rentable Square Feet Occupancy Rate Leased Rate Weighted Average Remaining Lease Term Annualized Base Rent Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 28

Commercial & Professional Services 1575 Sawdust Road The Woodlands, TX 153 77.1% 78.4% 3.3 2,382 Retailing 101 Riverview Parkway Santee, CA 73 100.0% 100.0% 3.9 1,976 Materials 6752 Baymeadow Drive Glen Burnie, MD 120 100.0% 100.0% 2.0 1,086 Vacant 6655 North MacArthur Boulevard Irving, TX 172 — % — % — — Capital Goods 2087 East 71st Street Tulsa, OK 108 100.0% 100.0% 0.3 1,046 Government & Public Services 333 Scott Street Covington, KY 438 96.8% 96.8% 3.6 10,141 Software & Services 1759 Wehrle Drive Amherst, NY 170 100.0% 100.0% 8.8 2,985 Capital Goods 22640 Davis Drive Sterling, VA 207 100.0% 100.0% 4.3 3,440 Capital Goods 1100 Atwater Drive, Lot 11A Malvern, PA 45 100.0% 100.0% 3.6 1,345 Health Care Equipment & Services 7353 Company Drive Indianapolis, IN 83 100.0% 100.0% 1.3 581 Health Care Equipment & Services 1640 Dallas Parkway Plano, TX 210 44.8% 44.8% 1.7 2,183 Capital Goods 1705 Kellie Drive Blair, NE 30 100.0% 100.0% 10.0 523 Vacant 3100 Quail Springs Parkway Oklahoma City, OK 147 — % — % — — Software & Services 777 Research Road Lincoln, NE 150 39.3% 96.5% 3.3 888 Vacant 249 - 257 West Genesee Street Buffalo, NY 430 — % — % — — Insurance 3275 Bennett Creek Avenue Urbana, MD 116 100.0% 100.0% 14.7 3,670 Health Care Equipment & Services 100 Airpark Center Drive East Nashville, TN 55 100.0% 100.0% 5.8 1,070 Retailing 3074 Chastain Meadows Parkway NW Kennesaw, GA 80 100.0% 100.0% 3.3 1,317 Capital Goods 4205 River Green Parkway Duluth, GA 126 100.0% 100.0% 1.6 1,606 Commercial & Professional Services 8 Sylvan Way Parsippany, NJ 166 33.7% 33.7% 16.0 1,783 Vacant 174 & 176 Middlesex Turnpike Bedford, MA 328 — % — % — — Financial Institutions 1500 - 1600 Merrill Lynch Drive Hopewell, NJ 482 100.0% 100.0% 10.9 11,260 Vacant 3003 N. 3rd Street Phoenix, AZ 91 — % — % — — Vacant 395 S. Youngs Road Amherst, NY 30 — % — % — — Materials 4600 Norris Canyon Road San Ramon, CA 97 100.0% 100.0% 14.7 2,417 Capital Goods 70 Mechanic Street Foxboro, MA 50 100.0% 100.0% 2.9 742 Health Care Equipment & Services 577 Aptakisic Road Lincolnshire, IL 33 100.0% 100.0% 1.8 828 Transportation 360 Westar Boulevard Westerville, OH 29 100.0% 100.0% 7.0 448 Software & Services 12975 Worldgate Drive Herndon, VA 33 100.0% 100.0% 5.1 1,183 Transportation 580 Atlas Air Way Erlanger, KY 20 100.0% 100.0% 11.3 329 Utilities 700 Market Street St. Louis, MO 26 100.0% 100.0% 10.2 394 Industry Address Rentable Square Feet Occupancy Rate Leased Rate Weighted Average Remaining Lease Term Annualized Base Rent __________________________________ (1) Includes the properties owned by the Company's Unconsolidated Joint Venture and excludes Non-Operating Properties. Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 29

Non-Operating Properties (unaudited, dollars in thousands as of December 31, 2024) 1411 - 1435 Lake Cook Road Deerfield, IL (1) Land 37.4 $ 11,113 4340 S. Monaco St. Denver, CO Real estate asset held for sale 5.1 9,671 Total 42.5 $ 20,784 Address Category Acres Net Carrying Value __________________________________ (1) Includes six-properties designated as Non-Operating Properties. Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 30

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands) The following table summarizes the Company's investments in the Arch Street Unconsolidated Joint Venture as of December 31, 2024. Property Legal Ownership Percentage (1) Tenant Industry Proportionate Share of Gross Real Estate Investments Proportionate Share of Rentable Square Feet Proportionate Share of Annualized Base Rent Proportionate Share of Principal Outstanding Schneider Electric - Foxboro, MA 20% Capital Goods $ 8,336 50 $ 742 $ 5,030 Sysmex - Lincolnshire, IL 20% Health Care Equipment & Services 9,239 33 828 5,133 DHL - Westerville, OH 20% Transportation 6,676 29 448 3,925 Peraton - Herndon, VA 20% Software & Services 9,848 33 1,183 5,628 Atlas Air - Erlanger, KY 20% Transportation 5,330 20 329 3,065 Spire Energy - St. Louis, MO 20% Utilities 6,159 26 394 3,548 $ 45,588 191 $ 3,924 $ 26,329 __________________________________ (1) Legal ownership percentage may, at times, not equal the Company's economic interest because of various provisions in the joint venture agreement regarding capital contributions, distributions of cash flow based on capital account balances and allocations of profits and losses. Q4 2024 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 31

Annualized Base Rent is the monthly aggregate cash amount charged to tenants under our leases (including monthly base rent receivables and certain fixed contractually obligated reimbursements by our tenants), as of the final date of the applicable period, multiplied by 12, including the Company's proportionate share of such amounts related to the Unconsolidated Joint Venture. Annualized Base Rent is not indicative of future performance. Average Capitalization Rate represents annualized average estimated Cash NOI of the property over the tenant's lease term divided by gross purchase price. Cash Capitalization Rate represents annualized first year estimated Cash NOI of the property divided by gross purchase price. CPI refers to a lease in which base rent is adjusted based on changes in a consumer price index. Credit Rating of a tenant refers to the Standard & Poor's or Moody's credit rating and such rating also may reflect the rating assigned by Standard & Poor's or Moody's to the lease guarantor or the parent company as applicable. Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g., roof, structure, parking lot, in each case, as further defined in the applicable lease). Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Adjusted EBITDA Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("Nareit"), an industry trade group, has promulgated a supplemental performance measure known as Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate. Nareit defines EBITDAre as net income (loss) computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization, impairment write-downs on real estate, gains or losses from disposition of property and our proportionate share of EBITDAre adjustments related to the Unconsolidated Joint Venture. We calculated EBITDAre in accordance with Nareit's definition described above. In addition to EBITDAre, we use Adjusted EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Adjusted EBITDA, as defined by the Company, represents EBITDAre, modified to exclude non-routine items such as transaction related expenses and spin related expenses. We also exclude certain non-cash items such as impairments of intangible and right of use assets, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, amortization of intangibles, above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities and our proportionate share of Adjusted EBITDA adjustments related to the Unconsolidated Joint Venture. Management believes that excluding these costs from EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. Therefore, EBITDAre and Adjusted EBITDA should not be considered as an alternative to net income (loss), as determined under GAAP. The Company uses Adjusted EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. EBITDAre and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Enterprise Value equals the sum of the Implied Equity Market Capitalization and Net Debt, in each case, as of an applicable date. Fixed Charge Coverage Ratio is (a) Adjusted EBITDA divided by (b) the sum of (i) Interest Expense, excluding non-cash amortization and (ii) secured debt principal amortization on Adjusted Principal Outstanding. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations. Fixed Dollar or Percent Increase refers to a lease that requires contractual rent increases during the term of the lease agreement. A Fixed Dollar or Percent Increase lease may include a period of free rent at the beginning or end of the lease. Flat refers to a lease that requires equal rent payments, with no contractual increases, throughout the term of the lease agreement. A Flat lease may include a period of free rent at the beginning or end of the lease. Q4 2024 SUPPLEMENTAL INFORMATION Definitions (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 32

Funds Available for Distribution ("FAD") Funds available for distribution, as defined by the Company, represents Core FFO, as defined below, modified to exclude capital expenditures and leasing costs, as well as certain non-cash items such as amortization of above market leases, net of amortization of below market lease liabilities, straight-line rental revenue, amortization of the Unconsolidated Joint Venture basis difference and our proportionate share of FAD adjustments related to the Unconsolidated Joint Venture. Management believes that adjusting these items from Core FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides useful information regarding the Company's ability to fund its dividend. However, not all REITs calculate FAD and those that do may not calculate FAD the same way, so comparisons with other REITs may not be meaningful. FAD should not be considered as an alternative to net income (loss) or cash flow provided by (used in) operating activities as determined under GAAP. Nareit Funds from Operations ("Nareit FFO" or "FFO") and Core Funds from Operations ("Core FFO") Due to certain unique operating characteristics of real estate companies, as discussed below, Nareit has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of the Company. FFO is not equivalent to our net income (loss) as determined under GAAP. Nareit defines FFO as net income (loss) computed in accordance with GAAP adjusted for gains or losses from disposition of real estate assets, depreciation and amortization of real estate assets, impairment write-downs on real estate, and our proportionate share of FFO adjustments related to the Unconsolidated Joint Venture. We calculate FFO in accordance with Nareit's definition described above. In addition to FFO, we use Core FFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company.  Core FFO, as defined by the Company, excludes from FFO items that we believe do not reflect the ongoing operating performance of our business such as transaction related expenses, spin related expenses, amortization of deferred financing costs, amortization of deferred lease incentives, net, equity-based compensation, amortization of premiums and discounts on debt, net and gains or losses on extinguishment of swaps and/or debt, and our proportionate share of Core FFO adjustments related to the Unconsolidated Joint Venture. We believe that FFO and Core FFO allow for a comparison of the performance of our operations with other publicly-traded REITs, as FFO and Core FFO, or a substantially similar measure, are routinely reported by publicly-traded REITs, each adjust for items that we believe do not reflect the ongoing operating performance of our business and we believe are often used by analysts and investors for comparison purposes. For all of these reasons, we believe FFO and Core FFO, in addition to net income (loss), as determined under GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and Core FFO the same way, so comparisons with other REITs may not be meaningful. FFO and Core FFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, Nareit, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate Core FFO and its use as a non-GAAP financial performance measure. GAAP is an abbreviation for generally accepted accounting principles in the United States. Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs). Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties and the Company's proportionate share of such amounts related to properties owned by the Unconsolidated Joint Venture, net of gross intangible lease liabilities. Gross Real Estate Investments should not be considered as an alternative to the Company's real estate investments balance as determined under GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP. The following table shows a reconciliation of Gross Real Estate Investments to the amounts presented in accordance with GAAP on the balance sheets for the periods presented (in thousands): Q4 2024 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 33

December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Total real estate investments, at cost - as reported $ 1,282,452 $ 1,324,778 $ 1,283,456 $ 1,305,227 $ 1,320,396 Adjustments: Gross intangible lease assets 284,108 292,481 307,744 311,914 333,658 Gross intangible lease liabilities (45,473) (46,411) (29,779) (29,779) (31,250) Non-Operating Properties total real estate investments, at cost (11,113) (11,113) (11,113) — — Proportionate share of Unconsolidated Joint Venture Gross Real Estate Investments 45,588 45,565 45,552 45,552 45,548 Gross Real Estate Investments $ 1,555,562 $ 1,605,300 $ 1,595,860 $ 1,632,914 $ 1,668,352 GSA CPI refers to a General Services Administration ("GSA") lease that includes a contractually obligated operating cost component of rent which is adjusted annually based on changes in a consumer price index. Implied Equity Market Capitalization equals shares of common stock outstanding as of an applicable date, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange on such date. Industry is derived from the Global Industry Classification Standard ("GICS") Methodology that was developed by Morgan Stanley Capital International ("MSCI") in collaboration with S&P Dow Jones Indices to establish a global, accurate, complete and widely accepted approach to defining industries and classifying securities by industry. Interest Coverage Ratio equals Adjusted EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations. Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt and the Company's proportionate share of the Unconsolidated Joint Venture's interest expense incurred on its outstanding principal balance. This measure excludes the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined under GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP. The following table shows a reconciliation of Interest Expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (in thousands): Year Ended Three Months Ended December 31, 2024 December 31, 2023 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Interest expense, net - as reported $ 32,637 $ 29,669 $ 8,263 $ 8,170 $ 8,058 $ 8,146 $ 7,928 Adjustments: Amortization of deferred financing costs and other non-cash charges (3,686) (3,974) (928) (920) (914) (924) (933) Proportionate share of Unconsolidated Joint Venture Interest Expense, excluding non-cash amortization 1,720 1,470 464 481 409 366 370 Interest Expense, excluding non-cash amortization $ 30,671 $ 27,165 $ 7,799 $ 7,731 $ 7,553 $ 7,588 $ 7,365 Investment-Grade Tenants are those with a Credit Rating of BBB- or higher from Standard & Poor’s or a Credit Rating of Baa3 or higher from Moody’s. The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable. Leased Rate equals the sum of Leased Square Feet divided by Rentable Square Feet and includes the Company's proportionate share of such amounts related to the Unconsolidated Joint Venture, in each case, as of an applicable date. Q4 2024 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 34

Leased Square Feet is Rentable Square Feet leased for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates and includes such amounts related to the Unconsolidated Joint Venture. Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant. Month-to-Month refers to a lease that is outside of the contractual lease expiration, but the tenant has not vacated and continues to pay rent which may also include holdover rent if applicable. Net Debt, Principal Outstanding and Adjusted Principal Outstanding  Principal Outstanding is a non-GAAP measure that represents the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Adjusted Principal Outstanding includes the Company's proportionate share of the Unconsolidated Joint Venture's outstanding principal debt balance. We believe that the presentation of Principal Outstanding and Adjusted Principal Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall financial flexibility, capital structure and leverage. Principal Outstanding and Adjusted Principal Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined under GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP. Net Debt is a non-GAAP measure used to show the Company's Adjusted Principal Outstanding, less all cash and cash equivalents and the Company's proportionate share of the Unconsolidated Joint Venture's cash and cash equivalents, and less cash deposited with the credit facility lenders that was, in accordance with the terms of the credit facility revolver, used to prepay borrowings upon expiration or termination of the Company’s interest rate swap agreements. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. The following table shows a reconciliation of Net Debt, Principal Outstanding and Adjusted Principal Outstanding to the amounts presented in accordance with GAAP on the balance sheets for the periods presented (in thousands): December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Mortgages payable, net $ 371,222 $ 353,373 $ 353,200 $ 353,028 $ 352,856 Credit facility revolver 119,000 130,000 107,000 116,000 116,000 Total debt - as reported 490,222 483,373 460,200 469,028 468,856 Deferred financing costs, net 1,778 1,627 1,800 1,972 2,144 Principal Outstanding 492,000 485,000 462,000 471,000 471,000 Proportionate share of Unconsolidated Joint Venture Principal Outstanding 26,329 27,148 27,286 27,332 27,332 Adjusted Principal Outstanding $ 518,329 $ 512,148 $ 489,286 $ 498,332 $ 498,332 Cash and cash equivalents (15,600) (16,564) (24,224) (23,618) (22,473) Proportionate share of Unconsolidated Joint Venture cash and cash equivalents (425) (751) (720) (633) (650) Net Debt $ 502,304 $ 494,833 $ 464,342 $ 474,081 $ 475,209 Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. The Net Debt Leverage Ratio for certain prior periods has been updated to reflect the Company's revised definition of Operating Properties to exclude Non-Operating Properties, and the corresponding impact on the calculation of Gross Real Estate Investments. Q4 2024 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 35

Net Operating Income ("NOI") and Cash NOI NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents total revenues less property operating expenses and excludes fee revenue earned for services to the Unconsolidated Joint Venture, impairment, depreciation and amortization, general and administrative expenses, transaction related expenses and spin related expenses. Cash NOI excludes the impact of certain GAAP adjustments included in rental revenue, such as straight-line rental revenue, amortization of above- market intangible lease assets and below-market lease intangible liabilities, and amortization of deferred lease incentives. Cash NOI includes the proportionate share of such amounts from properties owned by the Unconsolidated Joint Venture. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income in accordance with GAAP. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies. The following table shows the calculation of NOI and Cash NOI for the periods presented (in thousands): Year Ended Three Months Ended December 31, 2024 December 31, 2023 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 Total revenues $ 164,862 $ 195,041 $ 38,363 $ 39,178 $ 40,124 $ 47,197 $ 43,751 Less: total operating expenses (234,156) (222,230) (63,018) (41,129) (64,762) (65,247) (52,264) Fee income from unconsolidated joint venture (807) (800) (202) (202) (201) (202) (200) Transaction related 539 504 157 105 167 110 148 General and administrative 20,094 18,720 6,133 4,468 4,544 4,949 5,479 Depreciation and amortization 100,820 109,111 17,789 19,913 38,614 24,504 26,055 Impairment of real estate 47,552 33,112 22,187 — 5,680 19,685 6,136 NOI 98,904 133,458 21,409 22,333 24,166 30,996 29,105 Straight-line rental revenue 210 (5,649) (764) 1,283 240 (549) 679 Amortization of above and below market leases, net (1,146) (1,196) (122) (58) (429) (537) (361) Amortization of deferred lease incentives, net 509 302 136 126 124 123 115 Other non-cash adjustments 192 192 48 48 48 48 49 Proportionate share of Unconsolidated Joint Venture Cash NOI 3,471 3,454 859 877 855 880 868 Cash NOI $ 102,140 $ 130,561 $ 21,566 $ 24,609 $ 25,004 $ 30,961 $ 30,455 Non-Operating Properties refers to all properties owned and consolidated by the Company as of the applicable date which have been excluded from Operating Properties due to the properties being repositioned, redeveloped, developed or held for sale. Occupancy Rate equals the sum of Occupied Square Feet divided by Rentable Square Feet and includes the Company's proportionate share of such amounts related to the Unconsolidated Joint Venture, in each case, as of an applicable date. Occupied Square Feet is Rentable Square Feet leased for which revenue recognition has commenced in accordance with GAAP and includes such amounts related to the Unconsolidated Joint Venture. Operating Properties refers to all properties owned and consolidated by the Company as of the applicable date, excluding Non- Operating Properties. Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc. Rentable Square Feet is leasable square feet of Operating Properties and the Company's proportionate share of leasable square feet of properties owned by the Unconsolidated Joint Venture. Q4 2024 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 36

Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs in accordance with the lease terms). Unconsolidated Joint Venture or Arch Street Joint Venture means the Company's investment in the unconsolidated joint venture with an affiliate of Arch Street Capital Partners, LLC. Unencumbered Asset Ratio equals Unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage. The Unencumbered Asset Ratio for certain prior periods has been updated to reflect the Company's revised definition of Operating Properties to exclude Non- Operating Properties, and the corresponding impact on the calculation of Gross Real Estate Investments. Unencumbered Gross Real Estate Investments equals Gross Real Estate Investments, excluding Gross Real Estate Investments related to properties serving as collateral for the Company's CMBS Loan and San Ramon Loan and the Company's proportionate share of properties owned by the Unconsolidated Joint Venture that are pledged as collateral under mortgage debt. Unencumbered Gross Real Estate Investments includes otherwise unencumbered properties which are part of the unencumbered property pool under our credit facility and therefore generally are not available to simultaneously serve as collateral under other borrowings. Unencumbered Gross Real Estate Investments for certain prior periods has been updated to reflect the Company's revised definition of Operating Properties to exclude Non- Operating Properties, and the corresponding impact on the calculation of Gross Real Estate Investments. Weighted Average Remaining Lease Term is the number of years remaining on each respective lease as of the applicable date, weighted based on Annualized Base Rent and includes the years remaining on each of the respective leases of the Unconsolidated Joint Venture, weighted based on the Company's proportionate share of Annualized Base Rent related to the Unconsolidated Joint Venture. Q4 2024 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 37